UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2011
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 4, 2011, Stewart Enterprises, Inc. issued a press release announcing that it has commenced a cash tender offer and consent solicitation for any and all of its outstanding $200 million aggregate principal amount 6.25% Senior Notes due 2013. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc., dated April 4, 2011 announcing a tender offer and consent solicitation for any and all of its outstanding 6.25% Senior Notes due 2013

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
April 4, 2011	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc., dated April 4, 2011 announcing a tender offer and consent solicitation for any and all of its outstanding 6.25% Senior Notes due 2013